UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2022

KELLY SERVICES, INC.
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(Exact name of Registrant as specified in its charter)

Delaware	0-1088	38-1510762
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

999 West Big Beaver Road, Troy, Michigan 48084
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(Address of principal executive offices)
(Zip Code)

(248) 362-4444
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common	KELYA	NASDAQ Global Market
Class B Common	KELYB	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

Kelly Services, Inc. (the “Company”) today released financial information containing highlighted financial data for the three and nine months ended October 2, 2022. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On November 10, 2022, the Company issued a press release announcing that its Board of Directors approved a share repurchase program, the details of which are set forth in Item 8.01 below. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The forgoing information is being furnished pursuant to Item 7.01 of Form 8-K and will not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 8.01. Other Events

On November 9, 2022, the Board of Directors approved a share repurchase program authorizing the Company to purchase up to an aggregate of $50 million of the Company's Class A common stock. Subject to applicable rules and regulations, the shares may be purchased from time to time in the open market, in privately negotiated transactions or by other means, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. Such purchases will be at times and in amounts as the Company deems appropriate, based on factors such as market conditions, prevailing stock prices, legal requirements and other business considerations. The authorization expires on November 24, 2023, may be suspended or discontinued at any time and does not obligate the Company to acquire any amount of Class A common stock.

Share repurchases will be funded from available cash and equivalents, working capital or cash flows from operations. As reported in the Company's Quarterly Report on Form 10-Q for the quarterly period ended October 2, 2022(1), the Company has cash and equivalents of $122 million, $200 million of available capacity on its $200 million revolving credit facility and $97 million of available capacity on its $150 million securitization facility. The securitization facility carried no short-term borrowings and $53 million of standby letters of credit related to workers' compensation. The share repurchase program complements our existing capital allocation strategy while enabling continued investments for long-term growth.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 10, 2022.
99.2	Presentation materials for November 10, 2022 conference call.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Expected to be filed on November 10, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.
November 10, 2022

/s/ Olivier G. Thirot Olivier G. Thirot Executive Vice President and Chief Financial Officer (Principal Financial Officer)

November 10, 2022

/s/ Laura S. Lockhart Laura S. Lockhart Vice President, Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 10, 2022.
99.2	Presentation materials for November 10, 2022 conference call.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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